UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, New York		10105
(Address of principal executive offices)		(Zip code)

Suzan J. Afifi First Eagle Variable Funds 1345 Avenue of the Americas New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 632-2700

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2016

Item 1. Schedule of Investments. — The schedule of investments for the nine-month period ended September 30, 2016, is filed herewith.

FIRST EAGLE

Overseas Variable Fund

Schedule of Investments • Period Ended September 30, 2016 (unaudited)

SHARES	DESCRIPTION	COST	VALUE

Common Stocks — 73.45%

International Common Stocks — 73.13%

Africa 0.09%
4,022	Randgold Resources Limited, ADR	$239,710	$402,482

Australia 0.92%
246,635	Newcrest Mining Limited	3,187,721	4,188,630

Austria 0.33%
89,293	Wienerberger AG	1,060,978	1,516,144

Belgium 1.07%
43,063	Groupe Bruxelles Lambert SA (a)	3,662,342	3,817,739
7,523	Sofina SA	733,212	1,074,539
		4,395,554	4,892,278
Bermuda 1.80%
91,680	Jardine Matheson Holdings Limited	3,010,877	5,556,725
177,577	Hiscox Limited	2,108,416	2,398,333
7,600	Jardine Strategic Holdings Limited	219,312	248,520
		5,338,605	8,203,578
Brazil 0.06%
28,700	Cielo SA	270,729	286,898

Canada 5.18%
224,212	Goldcorp, Inc.	6,522,557	3,703,982
256,407	Cenovus Energy, Inc.	6,181,657	3,684,569
207,636	Potash Corporation of Saskatchewan, Inc.	7,611,557	3,388,619
62,155	Agnico-Eagle Mines Limited	1,864,965	3,361,330
148,543	Barrick Gold Corporation	1,678,099	2,632,182
33,280	Franco-Nevada Corporation	1,395,797	2,325,123
74,615	Suncor Energy, Inc.	1,868,866	2,071,328
34,442	Canadian Natural Resources Limited	960,096	1,101,031
33,460	Imperial Oil Limited	1,006,244	1,046,685
36,222	EnCana Corporation	504,660	379,244
		29,594,498	23,694,093
Chile 0.62%
139,921	Cia Cervecerias Unidas SA, ADR	2,967,641	2,825,005

Denmark 0.56%
61,857	ISS A/S	2,039,912	2,567,459

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • September 30, 2016

SHARES	DESCRIPTION	COST	VALUE

International Common Stocks — 73.13% — (continued)

France 10.52%
103,856	Danone SA	$6,996,453	$7,705,827
171,871	Bouygues SA	5,580,920	5,694,634
175,186	Carrefour SA	3,907,412	4,539,079
100,758	Cie de Saint-Gobain	4,178,330	4,354,282
53,430	Sanofi	3,693,782	4,059,790
30,408	Sodexo SA	796,099	3,620,834
213,820	Rexel SA	3,034,498	3,277,455
8,944	Robertet SA (a)	595,461	3,248,673
63,934	Total SA	2,971,294	3,028,659
23,782	Laurent-Perrier (a)	1,445,890	1,932,599
14,901	Wendel SA	306,022	1,740,022
18,225	Société Foncière Financière et de Participations (a)	1,515,373	1,371,694
21,314	Legrand SA	662,039	1,256,532
29,580	Neopost SA	2,123,558	798,485
19,203	SFR Group SA	594,413	565,394
9,171	Gaumont SA (a)	788,225	548,697
1,233	Christian Dior SE	195,570	220,991
8,490	Sabeton SA (a)	95,804	142,296
		39,481,143	48,105,943
Germany 4.12%
125,464	HeidelbergCement AG	7,640,985	11,851,637
13,491	Linde AG	1,812,959	2,292,967
108,186	Hamburger Hafen und Logistik AG	3,346,237	1,644,918
365,910	Telefonica Deutschland Holding AG	1,666,728	1,471,951
23,378	Deutsche Wohnen AG	133,800	849,696
12,876	Fraport AG	470,337	704,192
		15,071,046	18,815,361
Greece 0.49%
177,625	Jumbo SA	984,201	2,214,838

Hong Kong 3.83%
2,448,990	Hang Lung Properties Limited	5,805,302	5,506,470
1,021,900	Hopewell Holdings Limited	3,392,341	3,728,504
707,014	Great Eagle Holdings Limited	2,330,615	3,167,544
254,670	Guoco Group Limited (a)	2,977,070	2,858,159
483,909	Hysan Development Company Limited	2,178,038	2,267,817
		16,683,366	17,528,494
Ireland 0.45%
61,494	CRH PLC	979,921	2,042,053

Israel 0.22%
259,933	Israel Chemicals Limited	2,552,496	1,012,978

Italy 0.87%
240,274	Italcementi S.p.A. (b)(c)	2,121,207	2,855,665

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • September 30, 2016

SHARES	DESCRIPTION	COST	VALUE

International Common Stocks — 73.13% — (continued)

Italy 0.87% — (continued)
22,265	Italmobiliare S.p.A. (a)	$1,586,944	$1,124,011
		3,708,151	3,979,676
Japan 22.68%
435,300	KDDI Corporation	4,674,195	13,371,722
63,080	Fanuc Corporation	5,596,459	10,581,242
118,560	Secom Company Limited	4,754,125	8,778,152
28,160	SMC Corporation	3,256,625	8,022,705
10,910	Keyence Corporation	2,119,489	7,903,443
415,060	Mitsubishi Estate Company Limited	7,013,794	7,727,758
219,900	Sompo Japan Nipponkoa Holdings, Inc.	5,102,264	6,430,782
148,860	Hoya Corporation	3,178,953	5,927,683
36,700	Hirose Electric Company Limited	3,422,199	4,777,279
157,900	MS&AD Insurance Group Holdings, Inc.	3,826,186	4,343,593
26,960	Shimano, Inc.	321,608	3,966,700
252,200	Astellas Pharma, Inc.	1,781,282	3,913,384
71,130	Daiichikosho Company Limited	1,482,031	2,886,445
40,500	Nissin Foods Holdings Company Limited	1,403,576	2,448,252
107,680	Kansai Paint Company Limited	681,752	2,339,323
21,394	SK Kaken Company Limited (a)	549,505	2,249,002
74,848	Chofu Seisakusho Company Limited (a)	1,091,762	1,948,609
40,780	As One Corporation (a)	705,278	1,765,438
84,200	T. Hasegawa Company Limited (a)	1,192,400	1,546,081
38,594	Secom Joshinetsu Company Limited	682,074	1,236,926
52,810	Nagaileben Company Limited	437,859	1,166,033
15,100	Komatsu Limited	265,702	341,743
		53,539,118	103,672,295
Mexico 3.02%
290,003	Grupo Televisa S.A.B., ADR	5,025,981	7,450,177
195,668	Fresnillo PLC	2,246,576	4,600,575
74,084	Industrias Peñoles S.A.B. de C.V.	408,061	1,772,843
		7,680,618	13,823,595
Norway 0.77%
342,657	Orkla ASA	2,354,331	3,540,323

Russia 0.27%
291,970	Gazprom PJSC, ADR	1,934,708	1,229,194

Singapore 1.74%
895,313	Haw Par Corporation Limited (a)	1,926,862	5,928,486
984,310	ComfortDelGro Corporation Limited	1,098,329	2,028,240
		3,025,191	7,956,726
South Korea 3.02%
46,881	KT&G Corporation	2,357,018	5,320,856
97,361	Kia Motors Corporation	4,642,605	3,726,123
11,293	Lotte Confectionery Company Limited (a)	493,442	1,804,665

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • September 30, 2016

SHARES	DESCRIPTION	COST	VALUE

International Common Stocks — 73.13% — (continued)

South Korea 3.02% — (continued)
6,064	Nong Shim Company Limited	$1,094,959	$1,728,875
41,889	Fursys, Inc. (a)	943,741	1,241,818
		9,531,765	13,822,337
Sweden 1.16%
130,754	Investor AB, Class ‘A’ (a)	2,411,706	4,691,342
16,963	Investor AB, Class ‘B’	401,855	620,284
		2,813,561	5,311,626
Switzerland 3.47%
112,989	Pargesa Holding SA	6,227,903	7,740,008
96,586	Nestlé SA	2,683,255	7,610,559
6,840	Cie Financiere Richemont SA	418,792	416,807
481	Rieter Holding AG	57,786	97,686
		9,387,736	15,865,060
Thailand 0.94%
687,505	Bangkok Bank PCL, NVDR	2,420,865	3,224,230
1,514,892	Thai Beverage PCL	231,072	1,077,543
600	Bangkok Bank PCL	2,537	2,814
		2,654,474	4,304,587
Turkey 0.17%
178,513	Yazicilar Holding AS	1,208,384	773,893

United Kingdom 4.76%
68,785	British American Tobacco PLC	3,649,094	4,395,373
115,231	Berkeley Group Holdings PLC	1,400,929	3,853,400
173,368	GlaxoSmithKline PLC	3,294,560	3,691,999
110,968	Liberty Global PLC, Series ‘C’ (b)	3,642,338	3,666,383
116,877	Diageo PLC	3,168,620	3,348,687
21,075	Willis Towers Watson PLC	2,234,193	2,798,128
		17,389,734	21,753,970
Total International Common Stocks		240,075,292	334,329,516

U.S. Common Stock — 0.32%

Materials 0.32%
18,604	Royal Gold, Inc.	1,135,779	1,440,508
Total Common Stocks		241,211,071	335,770,024
Investment Company — 0.00*%
4,047	State Street Institutional U.S. Government Money Market Fund, Premier Class	4,047	4,047

Right — 0.00%
63,934	Total SA Rights (b)(c)(d)	—	—

OUNCES

Commodity — 6.41%
22,246	Gold bullion (b)	20,758,318	29,309,697

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • September 30, 2016

PRINCIPAL	DESCRIPTION	COST	VALUE

International Bonds — 2.58%

International Government Bonds — 2.58%

Canada 0.17%
998,000 CAD	Canadian Government Bond 1.25% due 08/01/17	$766,913	$765,150

Indonesia 0.09%
5,297,000,000 IDR	Indonesia Treasury Bond 8.25% due 07/15/21	405,799	428,192

Mexico 0.86%
39,260,000 MXN	Mexican Bonos 4.75% due 06/14/18	2,485,814	2,006,584
12,564,600 MXN	Mexican Bonos 5.00% due 12/11/19	922,267	636,043
24,710,000 MXN	Mexican Bonos 6.50% due 06/10/21	1,468,978	1,312,943
		4,877,059	3,955,570
Poland 0.07%
1,174,000 PLN	Poland Government Bond 3.25% due 07/25/19	307,683	318,468

Singapore 1.15%
3,329,000 SGD	Singapore Government Bond 0.50% due 04/01/18	2,529,426	2,427,060
1,813,000 SGD	Singapore Government Bond 2.375% due 04/01/17	1,470,839	1,339,420
1,882,000 SGD	Singapore Government Bond 3.25% due 09/01/20	1,453,350	1,488,128
		5,453,615	5,254,608
United Kingdom 0.24%
824,000 GBP	United Kingdom Gilt 1.00% due 09/07/17 (e)	1,278,178	1,076,541

Total International Government Bonds		13,089,247	11,798,529
Total International Bonds		13,089,247	11,798,529

Commercial Paper — 17.47%

International Commercial Paper — 11.29%

Canada 1.33%
6,092,000 USD	Total Capital Limited 0.67% due 12/19/16	6,083,177	6,083,783

France 3.40%
6,000,000 USD	Engie 0.83% due 12/01/16	5,991,765	5,994,224
6,000,000 USD	Essilor International 0.58% due 12/13/16	5,993,065	5,992,464
3,554,000 USD	Sanofi 0.66% due 11/03/16	3,551,882	3,552,607

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • September 30, 2016

PRINCIPAL	DESCRIPTION	COST	VALUE

International Commercial Paper — 11.29% — (continued)

Italy 2.52%
11,540,000 USD	Eni S.p.A. 0.64% due 10/03/16	$11,539,596	$11,539,409

Japan 3.26%
14,912,000 USD	Hitachi Limited 0.58% due 10/03/16	14,911,528	14,911,105

Switzerland 0.78%
3,554,000 USD	Nestlé SA 0.51% due 10/18/16	3,553,161	3,553,410
Total International Commercial Paper		51,624,174	51,627,002

U.S. Commercial Paper — 6.18%
$4,741,000	Apple, Inc. 0.55% due 12/16/16	4,735,595	4,736,153
4,092,000	Coca-Cola Company 0.52% due 12/14/16	4,087,710	4,087,268
6,000,000	John Deere Limited 0.46% due 10/04/16	5,999,775	5,999,770
13,420,000	Kroger Company 0.59% due 10/03/16	13,419,568	13,419,195
Total U.S. Commercial Paper		28,242,648	28,242,386
Total Commercial Paper		79,866,822	79,869,388
Total Investments — 99.91%		$354,929,505	456,751,685
Other Assets in Excess of Liabilities — 0.09%			422,944
Net Assets — 100.00%			$457,174,629

*	Less than 0.01%
(a)	Security is deemed illiquid. At September 30, 2016, the value of these securities amounted to $36,219,309 or 7.92% of net assets.
(b)	Non-income producing security/commodity.
(c)	Represents securities that are subject to legal or contractual restrictions on resale. At September 30, 2016, the value of these securities amounted to $2,855,665 or 0.62% of net assets.
(d)	Security was issued, pursuant to a corporate action as a placeholder to track a dividend cash option.
(e)

Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At September 30, 2016, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$121,101,599
Gross unrealized depreciation	(19,279,419)
Net unrealized appreciation	$101,822,180

Abbreviations used in this schedule include:
ADR	—	American Depositary Receipt
AG	—	Aktien Gesellschaft
A/S	—	Aktieselskab
AS	—	Anonim Sirket
ASA	—	Norwegian Public Limited Company
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PJSC	—	Public Joint Stock Company
PLC	—	Public Limited Company
SA	—	Société Anonyme

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • September 30, 2016

S.A.B.	—	Sociedad Anónima Bursátil
S.p.A.	—	Società per Azioni

Currencies
CAD	—	Canadian Dollar
GBP	—	British Pound
IDR	—	Indonesian Rupiah
MXN	—	Mexican Peso
PLN	—	Polish Zloty
SGD	—	Singapore Dollar
USD	—	United States Dollar

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Italcementi S.p.A.	02/25/08	$2,121,207	$11.89
Total SA Rights	09/27/16	—	—

Foreign Currency Exchange Contracts - Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT SEPTEMBER 30, 2016	UNREALIZED APPRECIATION AT SEPTEMBER 30, 2016	UNREALIZED DEPRECIATION AT SEPTEMBER 30, 2016
10/19/16	1,773,000	Euro	$2,034,517	$1,993,080	$41,437	$—
11/16/16	1,748,000	Euro	2,002,972	1,967,447	35,525	—
12/14/16	1,218,000	Euro	1,355,622	1,372,673	—	(17,051)
01/18/17	2,443,000	Euro	2,748,754	2,758,063	—	(9,309)
01/18/17	678,000	British Pound	882,027	880,843	1,184	—
10/19/16	367,167,000	Japanese Yen	3,425,458	3,623,008	—	(197,550)
11/16/16	488,684,000	Japanese Yen	4,695,713	4,827,542	—	(131,829)
12/14/16	430,222,000	Japanese Yen	4,301,449	4,255,488	45,961	—
01/18/17	442,966,000	Japanese Yen	4,402,278	4,389,992	12,286	—
02/15/17	409,883,000	Japanese Yen	4,086,761	4,067,361	19,400	—
			$29,935,551	$30,135,497	$155,793	$(355,739)

Foreign Currency Exchange Contracts - Purchases

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT SEPTEMBER 30, 2016	UNREALIZED APPRECIATION AT SEPTEMBER 30, 2016	UNREALIZED DEPRECIATION AT SEPTEMBER 30, 2016
10/19/16	75,000	Euro	$84,380	84,310	$—	$(70)
01/18/17	65,000	British Pound	86,815	84,447	—	(2,368)
			$171,195	$168,757	$—	$(2,438)

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • September 30, 2016

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS

PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	7.57%
Consumer Staples	10.59
Energy	2.74
Financials	13.69
Health Care	5.81
Industrials	13.84
Information Technology	3.00
Materials	12.53
Telecommunication Services	3.36
Total International Common Stocks	73.13
U.S. Common Stock
Materials	0.32
Total U.S. Common Stock	0.32
Investment Company	0.00 *
Right	0.00
Commodity	6.41
International Government Bonds
Government Issues	2.58
Total International Government Bonds	2.58
Commercial Paper
International Commercial Paper	11.29
U.S. Commercial Paper	6.18
Total Commercial Paper	17.47
Total Investments	99.91%

*    Less than 0.01%

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • September 30, 2016

FIRST EAGLE OVERSEAS VARIABLE FUND

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non—U.S. companies.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. Private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain co-investors own a controlling interest in First Eagle Holdings.

The following is a summary of significant accounting policies adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Prior to December 31, 2015, all bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations were readily available were valued at the mean between the bid and ask prices provided by an approved pricing service, or received from dealers in the over-the-counter market in the United States or abroad. Effective December 31, 2015, all bonds, whether listed on an exchange or traded in the over-counter-market, for which market quotations are readily available, are generally priced at the evaluated bid price. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Between December 15, 2014 and December 31, 2015, short-term investments, maturing in sixty days or less, were valued at market price; prior to December 15, 2014, they were valued at amortized cost. Effective December 31, 2015, short-term investments, maturing in sixty days or less, are valued at evaluated bid prices.

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.), as provided by an independent pricing source.

Forward contracts are valued at the current cost of covering or offsetting such contracts by reference to forward currency rates at the time the NYSE closes (normally 4:00 p.m. E.S.T.), as provided by an independent pricing source.

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market. The Fund uses pricing services to identify the market prices of publicly traded securities in the portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the “Committee”) to oversee the execution of the valuation and liquidity procedures for the Fund.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of September 30, 2016:

DESCRIPTION	LEVEL 1	LEVEL 2(a)	LEVEL 3		TOTAL
Assets:†
International Common Stocks	$334,329,516	$—	$—		$334,329,516
U.S. Common Stock	1,440,508	—	—		1,440,508
Investment Company	4,047	—	—		4,047
Right	—	—	—	^	—	^
Commodity*	29,309,697	—	—		29,309,697
International Government Bonds	—	11,033,379	765,150		11,798,529
International Commercial Paper	—	51,627,002	—		51,627,002
U.S. Commercial Paper	—	28,242,386	—		28,242,386
Foreign Currency Contracts**	—	155,793	—		155,793
Total	$365,083,768	$91,058,560	$765,150		$456,907,478

Liabilities:
Foreign Currency Contracts**	$—	$358,177	$—		$358,177
Total	$—	$358,177	$—		$358,177

(a)

Transfers into/out of Level 2 represent value as of the beginning of the period. An international government bond valued at $730,018 was transferred from Level 2 to Level 3 during the period ended September 30, 2016. At December 31, 2015, this security was valued by brokers and pricing services; at September 30, 2016, this security was valued using other significant unobservable inputs. There was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1 as of the nine-month period ended September 30, 2016.

†	See Schedule of Investments for additional detailed categorizations.
^	Fair value represents zero.
*	Represents gold bullion.
**	Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

Fair Value Level 3 activity for the nine-month period ended September 30, 2016 was as follows:

	RIGHT		INTERNATIONAL GOVERNMENT BOND
Beginning Balance - market value	$—	^	$—
Purchases	—		—
Sales	—		—
Transfer In - Level 3	—		730,018
Transfer Out - Level 3	—		—
Accrued Amortization	—		(4,615)
Realized Gains (Losses)	—		—
Change in Unrealized Appreciation (Depreciation)	—		39,747
Ending Balance - market value	$—	^	$765,150
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—		$39,747

^   Fair value represents zero.

Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchanged contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. Outstanding contracts at period end are indicative of the volume of activity during the period, proportionate to the net assets of the Fund.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At September 30, 2016, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE	LIABILITY DERIVATIVE FAIR VALUE	REALIZED LOSS	CHANGE IN APPRECIATION (DEPRECIATION)
Foreign currency	$155,793	$358,177	$(390,698)	$(319,088)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of September 30, 2016:

COUNTERPARTY	GROSS AMOUNTS OF ASSETS	DERIVATIVES AVAILABLE FOR OFFSET	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
BNY Mellon	$19,400	$—	$—	$19,400
Goldman Sachs Capital Markets LP	41,437	(41,437)	—	0
HSBC Bank USA	13,470	(11,677)	—	1,793
JPMorgan Chase Bank N.A.	35,525	(35,525)	—	0
UBS AG	45,961	(17,051)	—	28,910
	$155,793	$(105,690)	$—	$50,103

COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES	DERIVATIVES AVAILABLE FOR OFFSET	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Goldman Sachs Capital Markets LP	$197,620	$(41,437)	$—	$156,183
HSBC Bank USA	11,677	(11,677)	—	0
JPMorgan Chase Bank N.A.	131,829	(35,525)	—	96,304
UBS AG	17,051	(17,051)	—	0
	$358,177	$(105,690)	$—	$252,487

Item 2. Controls and Procedures.

a)             The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as of the Evaluation Date.

b)             There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a))are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Eagle Variable Funds
By	/s/ John P. Arnhold
John P. Arnhold, President

Date: November 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer		Date: November 22, 2016

/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer		Date: November 22, 2016